EXHIBIT 25. POWERS OF ATTORNEY


Old Point Financial Corporation

Power of Attorney

            I, Russell S. Evans, Jr., do hereby constitute and appoint Robert F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the
"Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the
"Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual
Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 9th day of January, 1996.


 /s/ Russell S. Evans    (SEAL)


 Old Point Financial Corporation

 Power of Attorney

            I, Richard F. Clark, do hereby constitute and appoint Robert
F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the
"Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the
"Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual
Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 9th day of January, 1996.


 /s/ Richard F. Clark    (SEAL)


 Old Point Financial Corporation

 Power of Attorney

            I, Gertrude S. Dixon, do hereby constitute and appoint Robert
F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the
"Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the
"Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual
Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 9th day of January, 1996.


 /s/ Gertrude S. Dixon    (SEAL)


 Old Point Financial Corporation

 Power of Attorney

            I, Stephen D. Harris, do hereby constitute and appoint Robert
F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the
"Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the
"Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual
Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 9th day of January, 1996.


 /s/ Stephen D. Harris    (SEAL)


 Old Point Financial Corporation

 Power of Attorney

            I, John Cabot Ishon, do hereby constitute and appoint Robert
F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the
"Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the
"Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual
Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 9th day of January, 1996.


 /s/ John Cabot Ishon  (SEAL)


 Old Point Financial Corporation

 Power of Attorney

            I, Eugene M. Jordan, do hereby constitute and appoint Robert
F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the
"Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the
"Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual
Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 9th day of January, 1996.



 /s/ Eugene M. Jordan    (SEAL)


 Old Point Financial Corporation

 Power of Attorney

            I, John G. Sebrell, do hereby constitute and appoint Robert F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 9th day of January, 1996.



 /s/ John G. Sebrell  (SEAL)


 Old Point Financial Corporation

 Power of Attorney

            I, Robert F. Shuford, do hereby constitute and appoint Robert
F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the
"Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the
"Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual
Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 9th day of January, 1996.


 /s/Robert F. Shuford    (SEAL)


 Old Point Financial Corporation

 Power of Attorney

            I, Dr. Arthur D. Greene, do hereby constitute and appoint Robert F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the
"Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 9th day of January, 1996.


 /s/ Dr. Arthur D. Greene    (SEAL)


 Old Point Financial Corporation

 Power of Attorney

            I, John B. Morgan, do hereby constitute and appoint Robert F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 9th day of January, 1996.


 /s/ John B. Morgan    (SEAL)


 Old Point Financial Corporation

 Power of Attorney

            I, G. Royden Goodson, III, do hereby constitute and appoint Robert F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the
"Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the
"Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual
Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 9th day of January, 1996.


 /s/ G. Royden Goodson, III    (SEAL)


 Old Point Financial Corporation

 Power of Attorney

            I, Dr. H. Robert Schappert, do hereby constitute and appoint Robert F. Shuford, John G. Sebrell, and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the
"Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the
"Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual
Report on Form 10-K for the year ended December 31, 1995 and any and all amendments to such Report, together with such other supplements, statements, instrument and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

            WITNESS my execution hereof this 12th day of March, 1996.


 /s/ H. Robert Schappert    (SEAL)